EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Nestbuilder.com Corp. (the “Company”) on Form 10-Q for the quarter ended May 31, 2022, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Alex Aliksanyan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 15, 2022		/s/ Alex Aliksanyan
	By:	Alex Aliksanyan
	Its:	Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Nestbuilder.com Corp. and will be retained by Nestbuilder.com Corp. and furnished to the Securities and Exchange Commission or its staff upon request.